First Quarter 2022 Earnings Call May 2022

2 This presentation and responses to various questions contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements present our current expectations and projections relating to our business, financial condition and results of operations, and do not refer to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning. The forward-looking statements include statements regarding: our future financial performance including our outlook for full fiscal year 2022; the adoption of fair value and our expectations related to the adoption; the Company’s belief that it is in a strong position from both an operational and capital perspective; our potential to drive long-term earnings growth; our expectations regarding our growth strategies, including our expectation of originations to grow; our expectations regarding the impact of COVID-19 as well as related government actions and stimulus programs, as well as underwriting changes implemented by us and the banks we support to address credit risks associated with the loan originations during the economic crises created by the pandemic, on our business, customers, results of operations and financial condition, including on loan originations, demand for our products, credit quality, marketing expense and net charge-offs; our expectations regarding the cumulative loss rate as a percentage of originations for the 2021 and 2022 vintages; our expectations with respect to our liquidity position and requirements for additional debt to fund loans; our expectations with respect to our stock repurchase plan and our current valuation; and our expectations regarding the cost of customer acquisition, new customer originations, and the efficacy and cost of our marketing efforts. Forward‐looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. These risks and uncertainties include, but are not limited to: the effect of the COVID-19 pandemic and various policies being implemented to prevent its spread on the Company’s business, financial condition and results of operations; the Company’s limited operating history in an evolving industry; the Company’s ability to grow revenue and maintain or achieve consistent profitability in the future; new laws and regulations in the consumer lending industry in many jurisdictions that could restrict the consumer lending products and services the Company offers, impose additional compliance costs on the Company, render the Company’s current operations unprofitable or even prohibit the Company’s current operations; scrutiny by regulators and payment processors of certain online lenders’ access to the Automated Clearing House system to disburse and collect loan proceeds and repayments; a lack of sufficient debt financing at acceptable prices or disruptions in the credit markets; uncertainties in the current economic environment, including potential increased inflation and a likely higher interest rate environment; the impact of competition in our industry and innovation by our competitors; our ability to prevent security breaches, disruption in service and comparable events that could compromise the personal and confidential information held in our data systems, reduce the attractiveness of our platform or adversely impact our ability to service loans; and other risks related to litigation, compliance and regulation. Additional factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the most recent Annual Report on Form 10-K; most recent Form 10-Q and in the Company's other current and periodic reports filed from time to time with the SEC. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements regarding risks and uncertainties that are included in our public communications. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Neither we nor any of our respective agents, employees or advisors intend or have any duty or obligation to supplement, amend, update or revise any of the forward-looking statements contained in this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The information and opinions contained in this presentation are provided as of the date of this presentation and are subject to change without notice. This presentation has not been approved by any regulatory or supervisory agency. See Appendix for additional information and definitions. Forward Looking Statements

33 Elevate is reinventing non-prime credit with online products that provide financial relief today, and help people build a brighter financial future. We, along with the banks that license our technology, have originated $10 billion to 2.7 million customers1

4 Combined loans receivable is a non-GAAP financial measure. See appendix for a reconciliation to a GAAP measure. 10.6% Past due balances vs 10.2% at 4Q 2021 Portfolio Growth Credit QualityRevenue Growth 38% Compared to Q1 2021 45% YoY increase in combined loans receivable1 First Quarter 2022 Summary

5 • Portfolio squarely back in growth mode • Demand continues to outstrip supply • Healthy across all product types Demand Inflation Credit • Expected strain on family expenses due to rising prices • Income and expenses have stabilized in April • Consumer financial profile and balance sheets remain stable • Diligent credit management utilizing real-time monitoring • Returns and unit economics remain attractive • 1Q22 increase in charge-offs driven by new vs returning customer mix Current Market Backdrop

6 Credit – New vs Returning Customers • New customers credit performance in-line with historical vintages • Returning customer charge-offs are about half that of new customers • Portfolio returns for both new and returning customer remain attractive Origination Period Reporting Period Unit Charge- offs Q3 2021 Q1 2022 33.5% Q3 2020 Q1 2021 26.7% Q3 2019 Q1 2020 32.6% Q3 2018 Q1 2019 36.8% Data for Rise portfolio only

7 Fair value pro-forma (4) ($mm) $1Fair value pro-forma(4) ($mm) $481 $618 $649 $607 $400 $559 $511 2016 2017 2018 2019 2020 2021 1Q 2022 (-$22) $6 $13 $26 $55 (-$14) $13 (-$14) 2016 2017 2018 2019 2020 2021 1Q 2021 1Q 2021 $580 $673 $787 $639 $465 $417 $90 $124 2016 2017 2018 2019 2020 2021 1Q 2021 1Q 2022 $60 $87 $116 $127 $146 $44 $32 (-$2) 2016 2017 2018 2019 2020 2021 1Q 2021 1Q 2022 Revenue Adjusted EBITDA2 Ending combined loans receivable – principal, Adjusted EBITDA, Adjusted Earnings (loss) and Fair value pro-forma numbers are non-GAAP financial measures. See appendix for a reconciliation to a GAAP measure. U.K. operations presented in 2016-2018 only. Adjusted Earnings / (Loss) 3 Ending Combined Loans Receivables - Principal1 As adjusted As adjusted As adjusted $449 $616 $561Fair value pro-forma(4) ($mm) $17 Key Financial Measures ($ in millions)

8 2020 2021 0% 5% 10% 15% 20% 25% 30% 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 Cumulative principal loss rates as a percentage of originations by loan vintage 2015 2016 2017 2018 2019 2020 2021 20172018 2019 Months since origination $256 $235 $237 $245 $241 $297 $247 $323 $175 $200 $225 $250 $275 $300 $325 $350 2015 2016 2017 2018 2019 2020 2021 1Q 2022 Customer Acquisition Cost CAC Top Target Range $300 Bottom Target Range $250 The 2020 and 2021 vintages are not yet fully mature from a loss perspective. U.K. operations are only presented in the 2015-2017 vintages. Excludes Today Card. U.K. operations are only presented in the 2015-2018 CAC. *2020 represents limited marketing expense and customer acquisition. * Credit Quality and Customer Acquisition Cost

9 Combined loans receivable - principal and Adjusted EBITDA are non-GAAP financial measures. See appendix for a reconciliation to a GAAP measure. $500 - 525 Million Net IncomeRevenue Adjusted EBITDA2 $70 - 80 Million Combined Loans Receivable – Principal1 $640 - 670 Million Breakeven Million Financial Guidance – Full Year 2022

10 $25mn Paydown on facilities Funding Debt Share Repurchase $3.3mn Common shares repurchased in Q1 2022 9% Weighted average cost of debt ~35% Common shares repurchased in since August 2019 Capital Management & Liquidity 90% Outstanding debt is fixed rate Cash $106mn Total cash balance $45 - 50mn Needed to support borrowing base

1111 We believe everyone deserves a lift.

12 Appendix

13 Page 3: 1 Originations and customers from 2002- March 2022, attributable to the combined current, predecessor direct, discontinued operations and branded products. Page 4: 1 Combined loans receivable is a non-GAAP financial measure. See the appendix for a reconciliation to a GAAP measure. Page 7: 1 Ending combined loans receivable - principal is a non-GAAP financial measure. See the appendix for a reconciliation to a GAAP measure. 2 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. See the appendix for a reconciliation to a GAAP measure. 3 Adjusted earnings (loss) is not a financial measure prepared in accordance with GAAP. See the appendix for a reconciliation to a GAAP measure. 4 Fair value pro-forma numbers are a non-GAAP financial measure. The pro-forma fair value accounting adjustments are due to Elevate's transition from an incurred credit loss model to a fair value accounting model for its loan portfolio acceptable under US GAAP. See the appendix for a reconciliation to a GAAP measure. Page 9: 1 Combined loans receivable - principal is a non-GAAP financial measure. See the appendix for a reconciliation to a GAAP measure. 2 Adjusted EBITDA is not a financial measure prepared in accordance with GAAP. See the appendix for a reconciliation to a GAAP measure. Footnotes

14 ($mm) 2022 2021 2021 2020 Net income (loss) from continuing operations (14)$ 13 (34) 36 Adjustments: Net interest expense 12 9 38 49 Share-based compensation 2 2 7 8 Depreciation and amortization 4 5 18 18 Equity method investment loss - - - - Non-operating (income) expense (2) - 22 24 Income tax expense (benefit) (4) 3 (7) 11 Adjusted EBITDA (2)$ 32 44 146 Adjusted EBITDA Margin -2% 35% 11% 32% Three months ended March 31, Years ended December 31 Adjusted EBITDA is a non-GAAP financial measure. The Company’s Adjusted EBITDA guidance does not include certain charges and costs. The adjustments in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior periods, such as the impact of income tax benefit or expense, non-operating income (loss), net interest expense, share-based compensation expense, equity method investment loss, and depreciation and amortization expense, among others. The Company is not able to provide a reconciliation of the Company’s non-GAAP financial guidance to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs. UK operations excluded as discontinued operations in 2020-2021. Non-GAAP financials reconciliation – Adjusted EBITDA

15 Adjusted EBITDA is a non-GAAP financial measure. The Company’s Adjusted EBITDA guidance does not include certain charges and costs. The adjustments in future periods are generally expected to be similar to the kinds of charges and costs excluded from Adjusted EBITDA in prior periods, such as the impact of income tax benefit or expense, non-operating income (loss), net interest expense, share-based compensation expense, and depreciation and amortization expense, among others. The Company is not able to provide a reconciliation of the Company’s non- GAAP financial guidance to the corresponding GAAP measure without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs. * 2019 based on Net income from continuing operations. UK operations presented in 2015-2018. ($mm) 2019* 2018 2017 2016 2015 Net income (loss) 26$ 13 (7) (22) (20)$ Adjustments: Net interest expense 63 79 73 64 37 Share-based compensation 10 8 6 2 1 Foreign currency transaction (gain) loss - 2 (3) 9 2 Depreciation and amortization 16 13 10 11 9 Non-operating (income) expense 1 - (2) - (6) Income tax expense (benefit) 11 1 10 (3) (5) Adjusted EBITDA 127$ 116 87 60 19$ Adjusted EBITDA Margin 20% 15% 13% 10% 4% For the years ended December 31, Non-GAAP financials reconciliation – Adjusted EBITDA (continued)

16 ($mm) 2022 2021 2021 2020 Net income (loss) from continuing operations (14)$ 13 (34) 36 Adjustments: Impact of uncertain tax position - - 1 - Impact of contingent losses related to legal matters - - 23 24 Cumulative tax effect of adjustments - - (4) (5) Adjusted earnings (loss) (14)$ 13 (14) 55 Diluted earnings (loss) per share - continuing operations (0.44)$ 0.34 (0.98) 0.87 Adjustments: Impact of uncertain tax position - - 0.04 - Impact of contingent losses related to legal matters - - 0.66 0.58 Cumulative tax effect of adjustments - - (0.12) (0.14) Adjusted diluted earnings (loss) per share (0.44)$ 0.34 (0.40) 1.31 Three months ended March 31, Years ended December 31 Adjusted earnings (loss) and Adjusted diluted earnings (loss) per share are non-GAAP financial measures. The Company’s Adjusted earnings (loss) exclude the impact of an uncertain tax position, the impact of contingent losses related to legal matters and the cumulative tax effect of the contingent loss adjustments. Adjusted diluted earnings (loss) per share is Adjusted earnings (loss) divided by diluted weighted shares outstanding for the period. UK operations excluded as discontinued operations in 2020-2021. Non-GAAP financials reconciliation – Adjusted Earnings (Loss)

17 Adjusted earnings (loss) and Adjusted diluted earnings (loss) per share are non-GAAP financial measures. The Company’s Adjusted earnings (loss) exclude the impact of the Tax Cuts and Jobs Act tax expense. Adjusted diluted earnings (loss) per share is Adjusted earnings (loss) divided by diluted weighted shares outstanding for the period. * 2019 based on Net income from continuing operations. UK operations presented in 2015-2018. ($mm) 2019* 2018 2017 2016 2015 Net income (loss) 26$ 13 (7) (22) (20)$ Adjustments: Tax Cuts and Jobs Act tax expense - - 13 - - Adjusted earnings (loss) 26$ 13 6 (22) (20)$ Diluted earnings (loss) per share 0.59$ 0.28 (0.20) (1.74) (1.59)$ Adjustments: Tax Cuts and Jobs Act tax expense - - 0.37 - - Adjusted diluted earnings (loss) per share 0.59$ 0.28 0.17 (1.74) (1.59)$ For the years ended December 31, Non-GAAP financials reconciliation – Adjusted Earnings (Loss) (continued)

18 ($mm) As reported Fair value adjustments Pro-forma financial information Revenues 90$ - 90$ Provision for loan losses (21) 21 - Change in fair value of loans receivable - (36) (36) Direct marketing and other costs of sales (6) - (6) Total cost of sales (27) (15) (42) Gross profit 63 (15) 48 Total operating expenses 38 - 38 Operating Income 25 (15) 10 Total other expense (9) - (9) Income before taxes 16 (15) 1 Income tax expense 3 (3) - Net income 13$ (12) 1$ Basic earnings per share 0.35$ (0.32)$ 0.03$ Diluted earnings per share 0.34$ (0.31)$ 0.03$ Adjusted EBITDA 32$ (15)$ 17$ Adjusted EBITDA Margin 35.2% 18.9% Three months ended March 31, 2021 Unaudited pro-forma financial information provides information assuming the adoption of ASU 2016-13 occurred as of January 1, 2021, Non-GAAP financials reconciliation – Unaudited pro-forma financial information

19 (dollars in thousands) Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Company Owned Loans Loans receivable – principal, current, company owned 457,259 501,552 466,140 372,068 331,251 372,320 Loans receivable – principal, past due, company owned 54,060 57,207 46,730 27,231 21,678 25,563 Loans receivable – principal, total, company owned 511,319 558,759 512,870 399,299 352,929 397,883 Loans receivable – finance charges, company owned 22,991 23,602 22,960 19,157 21,393 25,348 Loans receivable – company owned 534,310 582,361 535,830 418,456 374,322 423,231 Allowance for loan losses on loans receivable, company owned - (71,204) (56,209) (40,314) (39,037) (48,399) Fair value adjustment, loans receivable – principal 49,844 - - - - - Loans receivable, net, company owned / Loans receivable at fair value 584,154 511,157 479,621 378,142 335,285 374,832 Third Party Loans Guaranteed by the Company Loans receivable – principal, current, guaranteed by company - - - 17 145 1,795 Loans receivable – principal, past due, guaranteed by company - - - 4 15 144 Loans receivable – principal, total, guaranteed by company1 - - - 21 160 1,939 Loans receivable – finance charges, guaranteed by company2 - - - 4 22 299 Loans receivable – guaranteed by company - - - 25 182 2,238 Liability for losses on loans receivable, guaranteed by company - - - (7) (122) (680) Loans receivable, net, guaranteed by company2 - - - 18 60 1,558 Combined loans reconciliation (excluding UK) 1 Represents loans originated by third-party lenders through the CSO programs, which are not included in our financial statements. 2 Represents finance charges earned by third-party lenders through CSO programs, which are not included in our financial statements. 3 Non-GAAP measure. 4 The periods of March 31, 2021 to December 31, 2021 include pro-forma adjustments reflecting the combined loans receivable at fair value consistent with a fair value methodology acceptable with US GAAP.

20 (dollars in thousands) Mar 31, 2022 Dec 31, 2021 Sep 30, 2021 Jun 30, 2021 Mar 31, 2021 Dec 31, 2020 Combined Loans Receivable3 Combined loans receivable – principal, current 457,259 501,552 466,140 372,085 331,396 374,115 Combined loans receivable – principal, past due 54,060 57,207 46,730 27,235 21,693 25,707 Combined loans receivable – principal 511,319 558,759 512,870 399,320 353,089 399,822 Combined loans receivable – finance charges 22,991 23,602 22,960 19,161 21,415 25,647 Combined loans receivable 534,310 582,361 535,830 418,481 374,504 425,469 Combined Loan Loss Reserve3 Allowance for loan losses on loans receivable, company owned - (71,204) (56,209) (40,314) (39,037) (48,399) Liability for losses on loans receivable, guaranteed by company - - - (7) (122) (680) Combined loan loss reserve - (71,204) (56,209) (40,321) (39,159) (49,079) Combined Loans Fair Value Adjustment3,4 Fair value adjustment, combined loans receivable – principal 49,844 57,184 50,036 51,078 44,458 49,125 Combined loans receivable at fair value 584,154 639,545 585,866 469,559 418,962 474,594 1 Represents loans originated by third-party lenders through the CSO programs, which are not included in our financial statements. 2 Represents finance charges earned by third-party lenders through CSO programs, which are not included in our financial statements. 3 Non-GAAP measure. 4 The periods of March 31, 2021 to December 31, 2021 include pro-forma adjustments reflecting the combined loans receivable at fair value consistent with a fair value methodology acceptable with US GAAP. Combined loans reconciliation - continued (excluding UK)

21 Change to Fair Value Accounting Model Current Model Fair Value Model Earnings w/ Growth Earnings w/ No Growth Marketing Expense Upfront Credit Provision Aligns w/ Portfolio Decision Making no change no change

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